UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

INTELLINETICS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction	(Commission File Number)	(I.R.S Employer
of incorporation)		Identification No.)

2190 Dividend Dr., Columbus, Ohio	43228
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (614) 388-8908

Intellinetics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 5, 2015, Intellinetics, Inc. (the “Company”) will present information during the Taglich Brothers 12th Annual Investment Conference (the “Conference”). The Company’s presentation and participation at the Conference will be led by Matthew Chretien, President and Chief Executive Officer of the Company, and Murray Gross, Chairman of the Board, and will include information about the Company’s business operations and strategic initiatives.

A copy of the slide presentation to be given at the Conference is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

The slide presentation filed herewith as Exhibit 99.1 contains forward-looking statements. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company is included in the Company’s most recent Annual Report on Form 10-K and in other reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files or furnishes with the Securities and Exchange Commission.

The information reported under this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Name of Exhibit
99.1	Investment Slide Presentation by Matthew Chretien, Intellinetics, Inc. at Taglich Brothers 12th Annual Investment Conference, on May 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLINETICS, INC.

	By:	/s/ Matthew L. Chretien
Matthew L. Chretien
President and Chief Executive Officer

Dated: May 5, 2015